Interim Unaudited Condensed Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Income Statement [Abstract]
Net Income available to Common Shareholders	$ 147,612	$ 121,157
Cash Flow Hedge:
Unrealized (loss)/gain on derivative assets	(5,231)	22,914
Amortization of interest rate cap premium	1,936	129
Amounts reclassified to earnings	(176)	0
Total Other Comprehensive (Loss)/Income	(3,471)	23,043
Total Comprehensive Income	$ 144,141	$ 144,200